UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 10, 2023
Exeter Automobile Receivables Trust 2022-4
(Exact name of Issuing Entity as specified in its charter)
EFCAR, LLC
(Exact name of Depositor / Registrant as specified in its charter)
Exeter Finance LLC
(Exact name of Sponsor as specified in its charter)
Delaware
(State or Other Jurisdiction of Incorporation)
333-233850 333-233850-09	45-2673519 88-6197910
(Commission File Number)	(IRS Employer Identification No.)
2101 W. John Carpenter Freeway, Irving, Texas	75063
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (469) 754-4396
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.	Entry into a Material Definitive Agreement.
On February 10, 2023, EFCAR, LLC, Wilmington Trust Company, Exeter Automobile Receivables Trust 2022-4, Exeter Holdings Trust 2022-4 and Citibank, N.A. entered into an Omnibus Amendment, constituting (i) Amendment No. 1 to that certain Amended and Restated Trust Agreement of Exeter Auto Receivables Trust 2022-4, dated as of July 17, 2022, and (ii) Amendment No. 1 to that certain Indenture, dated as of July 17, 2022, for the purpose of documenting the right, but not the obligation, of the holders of the equity of Exeter Auto Receivables Trust 2022-4 to make capital contributions to Exeter Auto Receivables Trust 2022-4.
On February 10, 2023, EFCAR, LLC, Exeter Automobile Receivables Trust 2022-1, Exeter Automobile Receivables Trust 2022-2, Exeter Automobile Receivables Trust 2022-3 and Exeter Automobile Receivables Trust 2022-4 entered into a Capital Contribution Agreement, as acknowledged by Citibank, N.A., as indenture trustee, pursuant to which EFCAR, LLC, as a holder of the equity of each of Exeter Automobile Receivables Trust 2022-1, Exeter Automobile Receivables Trust 2022-2, Exeter Automobile Receivables Trust 2022-3 and Exeter Automobile Receivables Trust 2022-4, may make certain limited capital contributions to each of such trusts.
Item 9.01.	Financial Statements and Exhibits.
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits:
Exhibit No.	Description
4.6
Omnibus Amendment among EFCAR, LLC, Wilmington Trust Company, Exeter Automobile Receivables Trust 2022-4, Exeter Holdings Trust 2022-4 and Citibank, N.A., constituting (i) Amendment No. 1 to that certain Amended and Restated Trust Agreement of Exeter Auto Receivables Trust 2022-4, dated as of July 17, 2022, and (ii) Amendment No. 1 to that certain Indenture, dated as of July 17, 2022.

4.7
Capital Contribution Agreement, among EFCAR, LLC, Exeter Automobile Receivables Trust 2022-1, Exeter Automobile Receivables Trust 2022-2, Exeter Automobile Receivables Trust 2022-3 and Exeter Automobile Receivables Trust 2022-4.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EFCAR, LLC

By: /s/ Ben Miller
        Name:  Ben Miller
        Title:    Chief Executive Officer

Date: February 13, 2023